EXHIBIT 24.1




                                     consent of independent auditors


We hereby consent to the use in the Prospectus constituting part of this Registration Statement in Form SB-2 of our report dated July 8, 1996 relating to the consolidated financial statements of Genisys Reservation Systems, Inc. and Subsidiary which appears in such Prospectus.

We also consent to the reference to us under "Experts" in the Prospectus.


                                                       WISS & COMPANY, LLP






Woodbridge, New Jersey
October     , 1996

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